2015 Segment Income For Interim Periods

Table of Contents

DUKE ENERGY CORPORATION (Unaudited)
3	Recasted Segment Income for Interim Periods

Non-GAAP Disclosures (Unaudited)
4	Adjusted to Reported Earnings Reconciliations
10	Non-GAAP Financial Measures

DUKE ENERGY CORPORATION
Recasted Segment Income for Interim Periods
(Unaudited)

	2015
(in millions)	GAAP Reported Segment Income	Adjustment(a)	Recasted GAAP Reported Segment Income	Adjusted Segment Income	Adjustment(a)	Recasted Adjusted Segment Income
Three Months Ended March 31, 2015
Regulated Utilities	$774	$—	$774	$774	$—	$774
International Energy	36	—	36	36	—	36
Commercial Portfolio	1	6	7	95	6	101
Other	(37)	(6)	(43)	(24)	(6)	(30)
Total	$774	$—	$774	$881	$—	$881
Three Months Ended June 30, 2015
Regulated Utilities	$632	$—	$632	$632	$—	$632
International Energy	52	—	52	52	—	52
Commercial Portfolio	(33)	3	(30)	8	3	11
Other	(48)	(3)	(51)	(34)	(3)	(37)
Total	$603	$—	$603	$658	$—	$658
Six Months Ended June 30, 2015
Regulated Utilities	$1,406	$—	$1,406	$1,406	$—	$1,406
International Energy	88	—	88	88	—	88
Commercial Portfolio	(32)	9	(23)	103	9	112
Other	(85)	(9)	(94)	(58)	(9)	(67)
Total	$1,377	$—	$1,377	$1,539	$—	$1,539
Three Months Ended September 30, 2015
Regulated Utilities	$905	$—	$905	$965	$—	$965
International Energy	69	—	69	69	—	69
Commercial Portfolio	(3)	11	8	(4)	11	7
Other	(34)	(11)	(45)	(19)	(11)	(30)
Total	$937	$—	$937	$1,011	$—	$1,011
Nine Months Ended September 30, 2015
Regulated Utilities	$2,311	$—	$2,311	$2,371	$—	$2,371
International Energy	157	—	157	157	—	157
Commercial Portfolio	(35)	20	(15)	99	20	119
Other	(119)	(20)	(139)	(77)	(20)	(97)
Total	$2,314	$—	$2,314	$2,550	$—	$2,550
Three Months Ended December 31, 2015
Regulated Utilities	$582	$—	$582	$601	$—	$601
International Energy	68	—	68	68	—	68
Commercial Portfolio	39	(20)	19	41	(20)	21
Other	(203)	20	(183)	(108)	20	(88)
Total	$486	$—	$486	$602	$—	$602

(a)
During the first quarter of 2016, the Duke Energy Corporation (Duke Energy) chief operating decision maker began to evaluate interim period segment performance based on financial information that includes the impact of income tax levelization within segment income. This represents a change from the previous measure, where the interim period impacts of income tax levelization were included within Other, and therefore excluded from segment income. The adjustment recasts Duke Energy's historical segment measure to reflect the segment measure change. Income tax levelization is recorded within Income tax expense on the Condensed Consolidated Statements of Operations.

DUKE ENERGY CORPORATION
ADJUSTED TO REPORTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2015
(Dollars in millions, except per-share amounts)

		Special Items
	Adjusted Earnings	Costs to Achieve, Progress Merger		Midwest Generation Operations		Discontinued Operations		Total Adjustments	Reported Earnings
SEGMENT INCOME

Regulated Utilities	$774	$—		$—		$—		$—	$774

International Energy	36	—		—		—		—	36

Commercial Portfolio	101	—		(94)	B	—		(94)	7

Total Reportable Segment Income	911	—		(94)		—		(94)	817

Other	(30)	(13)	A	—		—		(13)	(43)

Intercompany Eliminations	—	—		—		(1)	D	(1)	(1)

Total Reportable Segment Income and Other Net Expense	881	(13)		(94)		(1)		(108)	773

Discontinued Operations	—	—		94	B	(3)	C	91	91

Net Income (Loss) Attributable to Duke Energy Corporation	$881	$(13)		$—		$(4)		$(17)	$864

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$1.24	$(0.02)		$—		$—		$(0.02)	$1.22

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$1.24	$(0.02)		$—		$—		$(0.02)	$1.22

A - Net of $8 million tax benefit. Recorded within Operating Expenses on the Condensed Consolidated Statements of Operations.
B - Operating results of the nonregulated Midwest generation business that had been classified from discontinued operations after adjustment for special items and economic hedges (net of $53 million tax benefit).
C - Recorded in Income (Loss) From Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.
D - Reverses the impact on eliminations of classifying the nonregulated Midwest generation business as discontinued operations.

Weighted Average Shares (reported and adjusted) - in millions
Basic            708
Diluted            708

DUKE ENERGY CORPORATION
ADJUSTED TO REPORTED EARNINGS RECONCILIATION
Three Months Ended June 30, 2015
(Dollars in millions, except per-share amounts)

		Special Items
	Adjusted Earnings	Costs to Achieve, Progress Merger		Discontinued Operations		Total Adjustments	Reported Earnings
SEGMENT INCOME

Regulated Utilities	$632	$—		$—		$—	$632

International Energy	52	—		—		—	52

Commercial Portfolio	11	—		(41)	D	(41)	(30)

Total Reportable Segment Income	695	—		(41)		(41)	654

Other	(37)	(14)	A	—		(14)	(51)

Intercompany Eliminations	—	—		(3)	C	(3)	(3)

Total Reportable Segment Income and Other Net Expense	658	(14)		(44)		(58)	600

Discontinued Operations	—	—		(57)	B	(57)	(57)

Net Income (Loss) Attributable to Duke Energy Corporation	$658	$(14)		$(101)		$(115)	$543

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$0.95	$(0.02)		$(0.15)		$(0.17)	$0.78

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$0.95	$(0.02)		$(0.15)		$(0.17)	$0.78

A - Net of $8 million tax benefit. Recorded within Operating Expenses on the Condensed Consolidated Statements of Operations.
B - Recorded in Income (Loss) From Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations, and includes the impact of a litigation reserve related to the nonregulated Midwest generation business.
C - Reverses the impact on eliminations of classifying the nonregulated Midwest generation business as discontinued operations.
D - State tax expense resulting from the completion of the sale of the nonregulated Midwest generation business.

Weighted Average Shares (reported and adjusted) - in millions
Basic            692
Diluted            692

DUKE ENERGY CORPORATION
ADJUSTED TO REPORTED EARNINGS RECONCILIATION
Six Months Ended June 30, 2015
(Dollars in millions, except per-share amounts)

		Special Items
	Adjusted Earnings	Costs to Achieve, Progress Merger		Midwest Generation Operations		Discontinued Operations		Total Adjustments	Reported Earnings
SEGMENT INCOME

Regulated Utilities	$1,406	$—		$—		$—		$—	$1,406

International Energy	88	—		—		—		—	88

Commercial Portfolio	112	—		(94)	B	(41)	E	(135)	(23)

Total Reportable Segment Income	1,606	—		(94)		(41)		(135)	1,471

Other	(67)	(27)	A	—		—		(27)	(94)

Intercompany Eliminations	—	—		—		(4)	D	(4)	(4)

Total Reportable Segment Income and Other Net Expense	1,539	(27)		(94)		(45)		(166)	1,373

Discontinued Operations	—	—		94	B	(60)	C	34	34

Net Income (Loss) Attributable to Duke Energy Corporation	$1,539	$(27)		$—		$(105)		$(132)	$1,407

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$2.20	$(0.04)		$—		$(0.15)		$(0.19)	$2.01

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$2.20	$(0.04)		$—		$(0.15)		$(0.19)	$2.01

A - Net of $16 million tax benefit. Recorded within Operating Expenses on the Condensed Consolidated Statements of Operations.
B - Operating results of the nonregulated Midwest generation business that had been classified from discontinued operations after adjustment for special items and economic hedges (net of $53 million tax benefit).
C - Recorded in Income (Loss) From Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations, and includes the impact of a litigation reserve related to the nonregulated Midwest generation business.
D - Reverses the impact on eliminations of classifying the nonregulated Midwest generation business as discontinued operations.
E - State tax expense resulting from the completion of the sale of the nonregulated Midwest generation business.

Weighted Average Shares (reported and adjusted) - in millions
Basic            700
Diluted            700

DUKE ENERGY CORPORATION
ADJUSTED TO REPORTED EARNINGS RECONCILIATION
Three Months Ended September 30, 2015
(Dollars in millions, except per-share amounts)

		Special Items
	Adjusted Earnings	Costs to Achieve, Progress Merger		Edwardsport Settlement		Ash Basin Settlement		Economic Hedges (Mark-to-Market) *		Discontinued Operations		Total Adjustments	Reported Earnings
SEGMENT INCOME

Regulated Utilities	$965	$—		$(56)	B	$(4)	C	$—		$—		$(60)	$905

International Energy	69	—		—		—		—		—		—	69

Commercial Portfolio	7	—		—		—		1	D	—		1	8

Total Reportable Segment Income	1,041	—		(56)		(4)		1		—		(59)	982

Other	(30)	(15)	A	—		—		—		—		(15)	(45)

Total Reportable Segment Income and Other Net Expense	1,011	(15)		(56)		(4)		1		—		(74)	937

Discontinued Operations	—	—		—		—		—		(5)	E	(5)	(5)

Net Income (Loss) Attributable to Duke Energy Corporation	$1,011	$(15)		$(56)		$(4)		$1		$(5)		$(79)	$932

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$1.47	$(0.02)		$(0.08)		$(0.01)		$—		$(0.01)		$(0.12)	$1.35

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$1.47	$(0.02)		$(0.08)		$(0.01)		$—		$(0.01)		$(0.12)	$1.35

A - Net of $9 million tax benefit. Recorded within Operating Expenses on the Condensed Consolidated Statements of Operations.
B - Net of $34 million tax benefit. $85 million recorded within Impairment charges and $5 million recorded within Other income and expenses, net on the Duke Energy Indiana Condensed Consolidated Statements of Operations.
C - Net of $3 million tax benefit. Recorded within Operation, maintenance and other on the Condensed Consolidated Statements of Operations. Includes $1 million and $6 million at Duke Energy Carolinas and Duke Energy Progress, respectively.
D - Recorded within Operating Revenues on the Condensed Consolidated Statements of Operations.
E - Recorded in (Loss) Income From Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.

Weighted Average Shares (reported and adjusted) - in millions
Basic            688
Diluted            688

* Mark-to-market adjustments reflect the impact of derivative contracts, which are used in Duke Energy’s hedging of a portion of the economic value of its generation assets in the Commercial Portfolio segment and also relate to existing derivative positions that may have tenors beyond the planned disposal date of the nonregulated Midwest generation business. The mark-to-market impact of derivative contracts is recognized in GAAP earnings immediately as such derivative contracts do not qualify for hedge accounting or regulatory treatment. The economic value of generation assets is subject to fluctuations in fair value due to market price volatility of input and output commodities (e.g. coal, electricity, natural gas). Economic hedging involves both purchases and sales of those input and output commodities related to generation assets. Operations of the generation assets are accounted for under the accrual method. Management believes excluding impacts of mark-to-market changes of the derivative contracts from adjusted earnings until settlement better matches the financial impacts of the derivative contract with the portion of economic value of the underlying hedged asset. However, due to the divestiture of the nonregulated Midwest generation business as mentioned above, certain derivative positions have tenors beyond the planned disposal date of these assets. As such, management has excluded settlements of these derivative positions from adjusted diluted EPS as these realized gains and losses more closely relate to the loss on disposal of these assets. Management believes that the presentation of adjusted diluted EPS Attributable to Duke Energy Corporation provides useful information to investors, as it provides them an additional relevant comparison of Duke Energy Corporation's performance across periods.

DUKE ENERGY CORPORATION
ADJUSTED TO REPORTED EARNINGS RECONCILIATION
Nine Months Ended September 30, 2015
(Dollars in millions, except per-share amounts)

		Special Items
	Adjusted Earnings	Costs to Achieve, Progress Merger		Edwardsport Settlement		Midwest Generation Operations		Ash Basin Settlement		Economic Hedges (Mark-to-Market) *		Discontinued Operations		Total Adjustments	Reported Earnings
SEGMENT INCOME

Regulated Utilities	$2,371	$—		$(56)	B	$—		$(4)	D	$—		$—		$(60)	$2,311

International Energy	157	—		—		—		—		—		—		—	157

Commercial Portfolio	119	—		—		(94)	C	—		1	E	(41)	F	(134)	(15)

Total Reportable Segment Income	2,647	—		(56)		(94)		(4)		1		(41)		(194)	2,453

Other	(97)	(42)	A	—		—		—		—		—		(42)	(139)

Intercompany Eliminations	—	—		—		—		—		—		(4)	G	(4)	(4)

Total Reportable Segment Income and Other Net Expense	2,550	(42)		(56)		(94)		(4)		1		(45)		(240)	2,310

Discontinued Operations	—	—		—		94	C	—		—		(65)	H	29	29

Net Income (Loss) Attributable to Duke Energy Corporation	$2,550	$(42)		$(56)		$—		$(4)		$1		$(110)		$(211)	$2,339

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$3.66	$(0.05)		$(0.08)		$—		$(0.01)		$—		$(0.16)		$(0.30)	$3.36

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$3.66	$(0.05)		$(0.08)		$—		$(0.01)		$—		$(0.16)		$(0.30)	$3.36

A - Net of $25 million tax benefit. Recorded within Operating Expenses on the Condensed Consolidated Statements of Operations.
B - Net of $34 million tax benefit. $85 million recorded within Impairment charges and $5 million recorded within Other income and expenses, net on the Duke Energy Indiana Condensed Consolidated Statements of Operations.
C - Operating results of the nonregulated Midwest generation business that had been classified from discontinued operations after adjustment for special items and economic hedges (net of $53 million tax benefit).
D - Net of $3 million tax benefit. Recorded within Operation, maintenance and other on the Condensed Consolidated Statements of Operations. Includes $1 million and $6 million at Duke Energy Carolinas and Duke Energy Progress, respectively.
E - Recorded within Operating Revenues on the Condensed Consolidated Statements of Operations.
F - State tax expense resulting from the completion of the sale of the nonregulated Midwest generation business.
G - Reverses the impact on eliminations of classifying the nonregulated Midwest generation business as discontinued operations.
H - Recorded in (Loss) Income From Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations, and includes the impact of a litigation reserve related to the nonregulated Midwest generation business.
Weighted Average Shares (reported and adjusted) - in millions
Basic            696
Diluted            696

* Mark-to-market adjustments reflect the impact of derivative contracts, which are used in Duke Energy’s hedging of a portion of the economic value of its generation assets in the Commercial Portfolio segment. The mark-to-market impact of derivative contracts is recognized in GAAP earnings immediately as such derivative contracts do not qualify for hedge accounting or regulatory treatment. The economic value of generation assets is subject to fluctuations in fair value due to market price volatility of input and output commodities (e.g. coal, electricity, natural gas). Economic hedging involves both purchases and sales of those input and output commodities related to generation assets. Operations of the generation assets are accounted for under the accrual method. Management believes excluding impacts of mark-to-market changes of the derivative contracts from adjusted earnings until settlement better matches the financial impacts of the derivative contract with the portion of economic value of the underlying hedged asset. Management believes that the presentation of adjusted diluted EPS Attributable to Duke Energy Corporation provides useful information to investors, as it provides them an additional relevant comparison of Duke Energy Corporation's performance across periods.

DUKE ENERGY CORPORATION
ADJUSTED TO REPORTED EARNINGS RECONCILIATION
Three Months Ended December 31, 2015
(Dollars in millions, except per-share amounts)

		Special Items
	Adjusted Earnings	Costs to Achieve, Mergers		Edwardsport Settlement		Cost Savings Initiatives		Ash Basin Settlement and Penalties		Economic Hedges (Mark-to-Market)		Discontinued Operations		Total Adjustments	Reported Earnings
SEGMENT INCOME

Regulated Utilities	$601	$—		$(2)	B	$(10)	C	$(7)	F	$—		$—		$(19)	$582

International Energy	68	—		—		—		—		—		—		—	68

Commercial Portfolio	21	—		—		(1)	D	—		(1)	G	—		(2)	19

Total Reportable Segment Income	690	—		(2)		(11)		(7)		(1)		—		(21)	669

Other	(88)	(18)	A	—		(77)	E	—		—		—		(95)	(183)

Total Reportable Segment Income and Other Net Expense	602	(18)		(2)		(88)		(7)		(1)		—		(116)	486

Discontinued Operations	—	—		—		—		—		—		(9)	H	(9)	(9)

Net Income (Loss) Attributable to Duke Energy Corporation	$602	$(18)		$(2)		$(88)		$(7)		$(1)		$(9)		$(125)	$477

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$0.87	$(0.03)		$—		$(0.13)		$(0.01)		$—		$(0.01)		$(0.18)	$0.69

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$0.87	$(0.03)		$—		$(0.13)		$(0.01)		$—		$(0.01)		$(0.18)	$0.69

A - Net of $12 million tax benefit. Recorded within Operating Expenses on the Condensed Consolidated Statements of Operations.
B - Net of $1 million tax benefit. $3 million recorded within Impairment charges on the Duke Energy Indiana Condensed Consolidated Statements of Operations.
C - Net of $6 million tax benefit. Primarily consists of severance costs recorded within Operation, maintenance and other on the Condensed Consolidated Statements of Operations. Includes $7 million at Duke Energy Carolinas, $4 million at Duke Energy Progress, $2 million at Duke Energy Florida, $1 million at Duke Energy Ohio and $2 million at Duke Energy Indiana.
D - Net of $1 million tax benefit. Primarily consists of severance costs recorded within Operation, maintenance and other on the Condensed Consolidated Statements of Operations.
E - Net of $47 million tax benefit. Primarily consists of severance costs recorded within Operation, maintenance and other on the Condensed Consolidated Statements of Operations.
F - Recorded within Operation, maintenance and other on the Duke Energy Carolinas Condensed Consolidated Statements of Operations.
G - Recorded within Operating Revenues on the Condensed Consolidated Statements of Operations.
H - Recorded in Income (Loss) From Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.

Weighted Average Shares (reported and adjusted) - in millions
Basic            688
Diluted            688

DUKE ENERGY CORPORATION
Non-GAAP Financial Measures

Management evaluates financial performance in part based on the non-GAAP financial measures, adjusted earnings and adjusted diluted earnings per share (EPS). These items are measured as income from continuing operations net of income (loss) attributable to non-controlling interests, adjusted for the dollar and per-share impact of mark-to-market impacts of economic hedges in the Commercial Portfolio segment and special items including the operating results of the nonregulated Midwest generation business and Duke Energy Retail Sales, LLC (Disposal Group) sold to Dynegy Inc. and classified as discontinued operations for GAAP purposes. Special items represent certain charges and credits, which management believes will not be recurring on a regular basis, although it is reasonably possible such charges and credits could recur. Management believes that including the operating results of the Disposal Group reported as discontinued operations better reflects its financial performance and therefore has included these results in adjusted earnings and adjusted diluted EPS prior to the sale of the Disposal Group. Additionally, as a result of completing the sale of the Disposal Group during the second quarter of 2015, state income tax expense increased as state income tax apportionments changed. The additional tax expense was recognized in Continuing Operations on a GAAP basis. This impact to state income taxes has been excluded from the Commercial Portfolio segment for adjusted diluted EPS purposes as management believes these impacts are incidental to the sale of the Disposal Group. Derivative contracts are used in Duke Energy’s hedging of a portion of the economic value of its generation assets in the Commercial Portfolio segment. The mark-to-market impact of derivative contracts is recognized in GAAP earnings immediately and, if associated with the Disposal Group, classified as discontinued operations, as such derivative contracts do not qualify for hedge accounting or regulatory treatment. The economic value of generation assets is subject to fluctuations in fair value due to market price volatility of input and output commodities (e.g. coal, electricity, natural gas). Economic hedging involves both purchases and sales of those input and output commodities related to generation assets. Operations of the generation assets are accounted for under the accrual method. Management believes excluding impacts of mark-to-market changes of the derivative contracts from adjusted earnings until settlement better matches the financial impacts of the derivative contract with the portion of economic value of the underlying hedged asset. Management believes the presentation of adjusted earnings and adjusted diluted EPS provides useful information to investors, as it provides them an additional relevant comparison of Duke Energy’s performance across periods. Management uses these non-GAAP financial measures for planning and forecasting and for reporting results to the Board of Directors, employees, stockholders, analysts and investors concerning Duke Energy’s financial performance. Adjusted diluted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measures for adjusted earnings and adjusted diluted EPS are Net Income Attributable to Duke Energy Corporation and Diluted EPS Attributable to Duke Energy Corporation common stockholders, which include the dollar and per share impact of special items, mark-to-market impacts of economic hedges in the Commercial Portfolio segment and discontinued operations.
Management evaluates segment performance based on segment income. Segment income is defined as income from continuing operations net of income attributable to non-controlling interests. Segment income, includes intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income adjusted for the mark-to-market impacts of economic hedges in the Commercial Portfolio segment and special items, including the operating results of the Disposal Group classified as discontinued operations for GAAP purposes. Management believes the presentation of adjusted segment income as presented provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income is segment income, which represents segment income from continuing operations, including any special items and the mark-to-market impacts of economic hedges in the Commercial Portfolio segment.
Duke Energy’s adjusted earnings, adjusted diluted EPS, and adjusted segment income may not be comparable to similarly titled measures of another company because other entities may not calculate the measures in the same manner.